EXHIBIT 31.2

Rule 13a-14(a)115d-14(a) CERTIFICATION

I, Kent Douglas Vaesen, certify that:

1.	1 have reviewed this quarterly report on Form 10-QSB of Infotec Business Systems, Inc. (Infotec);

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.
Infotec’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

a)    designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Infotec, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)    evaluated the effectiveness of Infotec's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)    disclose in this report any changes in Infotec's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, Infotec's internal control over financial reporting; and

5.
Infotec's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Infotec's auditors and the audit committee of Infotec's board of directors (or persons fulfilling the equivalent function):

a)    all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Infotec's ability to record, process, summarize and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in Infotec's internal controls over financial reporting.

/s/ Kent Douglas Vaesen
Kent Douglas Vaesen, Controller
Date: March 15, 2007